EXHIBIT C


               Attached hereto is a true and correct copy of a unanimous written consent of all the Controlling Trustees of Airplanes U.S. Trust.



                                             /s/ Janet Anderson
                                            _____________________
                                             Janet Anderson




           UNANIMOUS WRITTEN CONSENT OF THE CONTROLLING TRUSTEES OF
                             AIRPLANES U.S. TRUST

               The undersigned, being all of the Controlling Trustees of Airplanes U.S. Trust (the "Company"), do hereby adopt the following preambles and resolutions.

               WHEREAS, the Company is required to file a report on Form 10-Q (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC") on or before April 26, 1996, for the nine months ended December 31, 1995, pursuant to the requirements of the United States Securities Exchange Act of 1934, as amended;

               WHEREAS, the Company is required to file a report on Form 8-K (the "Form 8-K") with the SEC on or about May 15, 1996, and June 15, 1996, pursuant to the terms of the Registration Statement (File No. 33-99970) filed by the Company with the SEC and declared effective on March 12, 1996 (the "Registration Statement");

               WHEREAS, the Company is required to file a report on Form SR (the "Form SR") with the SEC on or before June 24, 1996, pursuant to Rule 463 of the Securities Act of 1933, as amended;

               WHEREAS, each of the Controlling Trustees has considered the draft Form 10-Q for the nine months ended December 31, 1995, previously circulated to him;

               WHEREAS, the format of the report to pass-through certificates holders to be contained in each Form 8-K is precisely described in the Registration Statement;

               WHEREAS, each of the Controlling Trustees has considered the draft Form SR previously circulated to him;

               WHEREAS, GPA Financial Services (Ireland) Limited is the Administrative Agent for the Company (the "Administrative Agent") and each of the undersigned desires to grant a power of attorney to certain officers of the Administrative Agent to facilitate the filing of each Form 8-K; and

               WHEREAS, the Company desires to file the Form
10-Q, the two Form 8-Ks and the Form SR as required.

               THEREFORE, IT IS HEREBY:

               RESOLVED, that the Company should file the Form 10-Q, each of the Form 8-Ks and the Form SR with the SEC in Washington, D.C. on or before the appropriate dates;

               RESOLVED, that each Controlling Trustee indicated below be, and hereby is, authorized, in the name of the Company, to approve, execute and deliver the final versions of the Form 10-Q and the Form SR;

               RESOLVED, that for the sole purpose of executing the Form 10-Q, Roy M. Dantzic be, and hereby is, designated and appointed the principal financial officer of the Company;

               RESOLVED, that each of the undersigned hereby appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of the Administrative Agent, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as Controlling Trustee and an officer of the Company to sign either Form 8-K and any amendments thereto and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof; and

               RESOLVED, that each Attorney-in-Fact be, and hereby is, authorized, in the name of the Company, to execute and deliver each Form 8-K.


Dated: 25 April 1996             /s/ Roy M. Dantzic
                                 _____________________________
                                     Roy M. Dantzic
                                     Controlling Trustee



                                 /s/ William A. Franke
                                 _____________________________
                                     William A. Franke
                                     Controlling Trustee



                                 /s/ Hugh R. Jenkins
                                 _____________________________
                                     Hugh R. Jenkins
                                     Controlling Trustee



                                 /s/ William M. McCann
                                 _____________________________
                                     William M. McCann
                                     Controlling Trustee



                                 /s/ Edward J. Hansom
                                 _____________________________
                                     Edward J. Hansom
                                     Controlling Trustee